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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): September  30, 1998


                              HILLS STORES COMPANY
             (Exact name of registrant as specified in its charter)

        Delaware                     1-9505                  31-1153510
    (State or other juris-        (Commission             (I.R.S. employer
  diction of incorporation)       file number)         identification number)

             15 Dan Road                                   02021
         Canton, Massachusetts                           (Zip Code)
(Address of principal executive office)


               Registrant's telephone number, including area code:

                                 (781) 821-1000







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Item 5.  Other Events
         ------------

        Hills Stores Company (the "Company"), through its wholly-owned operating subsidiary Hills Department Store Company ("HDSC"), has amended (the "Amendment") the Restated Loan and Security Agreement (the "Agreement") governing its secured revolving facility (the "Facility") with a group of lenders. BankAmerica Business Credit, Inc. ("BABC") serves as agent for the lenders.

	The Amendment is effective on September 30, 1998, and:

	1.	Increases the maximum credit facility to $340 million;

        2.      Extends the term of the Agreement to February 5, 2002;

        3. Increases the advance rate to 65% of eligible inventory for the period beginning on the first day of the fiscal month of December to the last day of the fiscal month of May and to 70% of eligible inventory from the last day of the fiscal month of May through the last day of the fiscal month of November, plus fifty percent (50%) of the face amount of outstanding documentary import letters of credit with respect to goods for which the agent bank is consignee;

        4. Provides that the term loan under the existing facility is rolled into the revolving credit line; and

        5.      Eliminates the annual "clean-up" requirement.


	The Company paid a total fee of $730,000 to BABC and the other lenders in connection with the Amendment. A copy of the Amendment is filed as an Exhibit to this Report and is incorporated by reference herein.





















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Item  7.  Exhibits
          --------

	The following Exhibit is filed as part of this Report:

Exhibit
Number          Title
-------         -----

99.1 First Amendment to Amended and Restated Loan and Security Agreement among the Financial Institutions named therein as the Lenders, BankAmerica Business Credit, Inc. as the Agent, Hills Department Store Company as the Borrower, and the Other Loan Parties named therein.








                                   SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed, thereunto duly authorized.


						HILLS STORES COMPANY


                                                By: /s/ William K. Friend
                                                   ----------------------------
                                                Name:   William K. Friend
						Title:	Senior Vice President -
                                                        Secretary



Dated: October 6, 1998













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                                 EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


Exhibit
Number          Title
-------         -----

99.1 First Amendment to the Amended and Restated Loan and Security Agreement among the Financial Institutions named therein as the Lenders, BankAmerica Business Credit, Inc. as the Agent, Hills Department Store Company as the Borrower, and the Other Loan Parties named therein.








































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